UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024
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Context Therapeutics Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40654	86-3738787
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Market Street, Suite 3915, Unit #15
Philadelphia, Pennsylvania 19103
(Address of principal executive offices including zip code)

(267) 225-7416
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading	Name of exchange
	Symbol	on which registered
Common Stock	CNTX	The Nasdaq Stock Market
$0.001 par value per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 17, 2024, Context Therapeutics Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved, among other things, an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.

A copy of the Certificate of Amendment to the Certificate to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 (the “Charter Amendment”), as filed with the Secretary of State of the State of Delaware on September 17, 2024, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Company’s Certificate, as amended and restated to reflect the Charter Amendment, is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As disclosed above in Item 5.03, the Company held the Special Meeting on September 17, 2024. As of July 22, 2024, the record date for the Special Meeting, there were 74,998,312 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Special Meeting, of which 43,251,969, or 57.67%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of our common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Special Meeting.

Proposal 1. Approval of an Amendment to the Company's Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock.

The Company’s stockholders approved the proposed amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000. The voting on this proposal is set forth below:

	For	Against	Abstentions	Broker Non-Votes
Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.	42,389,461	790,853	71,655	0

Proposal 2. Approval of One or More Adjournments.

The Company’s stockholders approved one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there were insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum.

	For	Against	Abstentions	Broker Non-Votes
Approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum.	42,447,035	796,099	8,835	0

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.    Description
3.1        Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated September 17, 2024
3.2        Amended and Restated Certificate of Incorporation, as amended through September 17, 2024
104        Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2024	Context Therapeutics Inc.

By: /s/ Martin A. Lehr
Name: Martin A. Lehr
Title: Chief Executive Officer